Execution Version FOURTH AMENDMENT TO THE AMENDED AND RESTATED LIMITED WAIVER TO FINANCING AGREEMENT This Fourth Amendment to the Amended and Restated Limited Waiver to Financing Agreement (this “Amendment”), dated August 23, 2023, is entered into by and among TROIKA MEDIA GROUP, INC., a Nevada corporation (the “Borrower”), each subsidiary of Borrower listed as a “Guarantor” on the signature pages hereto (together with Borrower and each other Person that executes a joinder agreement and becomes a “Guarantor” under the Financing Agreement referenced below, each a “Guarantor” and collectively, the “Guarantors”), the Lenders party hereto, BLUE TORCH FINANCE LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”, and together with the Borrower, the Guarantors and Lenders, the “Parties” and each a “Party”). WHEREAS, reference is made to that certain Amended and Restated Limited Waiver to Financing Agreement, dated as of February 10, 2023 (as amended by that certain First Amendment to the Amended and Restated Limited Waiver to Financing Agreement, dated as of May 8, 2023, that certain Second Amendment to the Amended and Restated Limited Waiver to Financing Agreement, dated as of July 14, 2023, and that certain Third Amendment to the Amended and Restated Limited Waiver to Financing Agreement, dated as of July 28, 2023 and as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Limited Waiver Agreement”), by and among the Parties; and WHEREAS, the Parties wish to modify the Limited Waiver Agreement as hereinafter described. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Limited Waiver Agreement. 2. Amendment to the Limited Waiver Agreement. Section 2(a) of the Limited Waiver Agreement is hereby amended to (x) replace the text reading “August 28, 2023” contained therein with the text reading “September 29, 2023” and (y) replace the text reading “October 27, 2023” contained therein with the text reading “November 27, 2023”. 3. Conditions Precedent. This Amendment shall become effective on and as of the date on which the Agents shall have received counterparts of (a) this Amendment and (b) the second amended and restated Letter Agreement (in form and substance satisfactory to the Agents) executed and delivered by a duly authorized officer of the Borrower, the Guarantors, the Agents

2 and Lenders constituting the Required Lenders (such date, the “Amendment Effective Date”). Without limitation of the foregoing, the Parties irrevocably agree that the Amendment Effective Date has occurred on and as of August 23, 2023. 4. Representations. Each Party represents and warrants that its execution, delivery and performance of this Amendment has been duly authorized and that this Amendment constitutes its legal, valid and binding obligations. 5. Governing Law. This Amendment shall be governed by, construed and enforced under the same choice of law that governs the Limited Waiver Agreement. 6. Entire Agreement. This Amendment and the Limited Waiver Agreement constitute the entire agreement and understanding of the Parties with respect to their subject matter and supersede all oral communication and prior writings with respect thereto. 7. Limitation. Except for any amendment to the Limited Waiver Agreement made pursuant to this Amendment, all terms and conditions of the Limited Waiver Agreement will continue in full force and effect in accordance with its provisions on the date of this Amendment. All provisions of the Limited Waiver Agreement shall be deemed to be amended consistent with the terms of this Amendment. 8. Counterparts. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile or other electronic transmission a signature page of this Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature [signature pages follow]

[Signature Page to Amendment to Amended and Restated Limited Waiver] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above. Borrower: TROIKA MEDIA GROUP, INC., as the Borrower By: Name: Title: Guarantors: TROIKA DESIGN GROUP, INC., as a Guarantor By: TROIKA PRODUCTION GROUP, LLC, as a Guarantor By: TROIKA-MISSION HOLDINGS, INC., as a Guarantor By: TROIKA IO, INC., as a Guarantor By:

[Signature Page to Amendment to Amended and Restated Limited Waiver] MISSION CULTURE LLC, as a Guarantor By: MISSION MEDIA USA, INC., as a Guarantor By: TROIKA SERVICES, INC., as a Guarantor By: TROIKA MISSION WORLDWIDE, INC., as a Guarantor By: CONVERGE DIRECT, LLC, as a Guarantor By: CONVERGE DIRECT INTERACTIVE, LLC, as a Guarantor By:

[Signature Page to Amendment to Amended and Restated Limited Waiver] CONVERGE MARKETING SERVICES, LLC, as a Guarantor By: LACUNA VENTURES, LLC, as a Guarantor By: CD ACQUISITION CORP, as a Guarantor By:

[Signature Page to Fourth Amendment to Amended and Restated Limited Waiver] Collateral Agent and Administrative Agent: BLUE TORCH FINANCE, LLC By: Blue Torch Capital LP, its managing member By: Name: Kevin Genda Title: Authorized Signatory

[Signature Page to Fourth Amendment to Amended and Restated Limited Waiver] BTC HOLDINGS FUND II LLC, as a Lender By: Blue Torch Credit Opportunities Fund II LP, its sole member By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member BTC OFFSHORE HOLDINGS FUND II-B LLC, as a Lender By: Blue Torch Offshore Credit Opportunities Master Fund II, LP, its sole member By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member BTC OFFSHORE HOLDINGS FUND II-C LLC, as a Lender By: Blue Torch Offshore Credit Opportunities Master Fund II, LP, its sole member By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member

[Signature Page to Fourth Amendment to Amended and Restated Limited Waiver] BTC HOLDINGS SBAF FUND LLC, as a Lender By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member BTC HOLDINGS KRS FUND LLC, as a Lender By: Blue Torch Credit Opportunities KRS Fund LP, its sole member By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member BTC HOLDINGS SC FUND LLC, as a Lender By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member By: Blue Torch Credit Opportunities SC GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member

[Signature Page to Fourth Amendment to Amended and Restated Limited Waiver] SWISS CAPITAL BTC OL PRIVATE DEBT OFFSHORE SP, as a Lender A segregated portfolio of Swiss Capital Private Debt (Offshore) Funds SPC By: Name: Kevin Genda Title: Authorized Signatory of Blue Torch Capital LP in its capacity as investment manager to Swiss Capital BTC OL Private Debt Offshore SP SWISS CAPITAL BTC OL PRIVATE DEBT FUND L.P., as a Lender By: Name: Kevin Genda Title: Authorized Signatory of Blue Torch Capital LP, as agent and attorney-in-fact for Swiss Capital BTC OL Private Debt Fund L.P.